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                                                                 EXHIBIT 10.32.1
STATE OF GEORGIA
COUNTY OF GWINNETT

                       SECOND AMENDMENT TO LEASE AGREEMENT

         THIS SECOND AMENDMENT TO LEASE AGREEMENT (the "Second Amendment") is made as of this 15th day of July, 1999 by and between 1998 AUGUSTUS PARTNERS, L.
P. (hereinafter referred to as "Landlord") and L. A. T. SPORTSWEAR, INC. DBA FULL LINE DISTRIBUTORS (hereinafter referred to as "Tenant").

                              W I T N E S S E T H:

         WHEREAS, Landlord and Tenant have previously entered into a Lease Agreement (the "Lease") dated October 17, 1994, and First Amendment to Lease dated May 26, 1995, covering premises consisting of 70,000 square feet of office/warehouse space located at 2650 Button Gwinnett Drive, Doraville, Gwinnett County, Georgia (the "Premises"), which Lease is fully incorporated herein and made a part hereof by reference; and

         WHEREAS, Landlord and Tenant have mutually agreed to amend the Lease to provide that the term of the Lease shall be more specifically and accurately stated;

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements recited hereinafter, it is agreed as follows:

                                       1.

         Terms used herein which are defined in the Lease shall have the same meaning ascribed to them in the Lease.

                                       2.

         The lease is hereby amended to delete the words "JOHN W. ROOKER" wherever they may appear in said Lease and to substitute in lieu thereof the words 1998 AUGUSTUS PARTNERS, L.P. All of the parties by their signatures hereinbelow hereby consent and agree to this modification of said Lease. 1998 AUGUSTUS PARTNERS, L.P. hereby agrees to bound under all of the terms, conditions and covenants of said Lease as to the Landlord,

                                       3.

         Article 2 of the Lease, "Term", shall be amended to provide that the term of the Lease shall be extended for two (2) years commencing on January 1, 2000 and expiring on December 31, 2002.

                                       4.

         Article 3 of the Lease, "Rental", shall be amended to provide for additional monthly rental in the amount of Sixteen Thousand Four Hundred Fifty Dollars and no/100 ($16,450.00) per month and payable promptly on the first day of each month, in advance, commencing on January 1, 2000.

                                       5.

         Tenant shall have a right of refusal for the adjoining space(s). Landlord agrees to notify Tenant of the upcoming vacancy and also at time the space becomes available Tenant should notify Landlord of his intent to lease the space within five (5) working days of the notification.


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                                       6.

         Tenant shall have the option to renew this lease for an additional three (3) years at a rate of $17,500.00 per month. To exercise this option Tenant shall provide Landlord with a prior written notice of One Hundred Eighty Days (180) before the expiration of this lease agreement.

                                       7.

         Except as modified hereby, all terms and conditions of the Lease shall continue in full force and effect, and Landlord and Tenant hereby ratify and confirm the Lease, as amended hereby. As of the date of this Second Amendment; Landlord and Tenant acknowledge each to the other that, to the best of their knowledge, no default exists under the Lease.

                                       8.

         This Second Amendment to Lease shall bind and inure to the benefit of Landlord and Tenant and their respective permitted successors and assigns under the Lease.

                                       9.

         This Second Amendment is a Georgia contract and shall be interpreted, construed and enforced under the laws of the State of Georgia.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Second Amendment to Lease Agreement under seal as of the date first above written.



Signed, sealed and delivered as to   LANDLORD:
Landlord on this 15th day of
         July              , 1999,   1998 AUGUSTUS PARTNERS, L.P.
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in the presence of:                  BY:  1998 WINSTON MANAGEMENT COMPANY, LLC.
                                     GENERAL PARTNER
/s/ Edward Russ
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Witness

/s/ Diane L. Easton                  BY:    /s/ John W. Rooker
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Notary Public                               John W. Rooker, Member

Commission
Expires: June 8, 2002
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Date Signed:      7-15-99
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Signed, sealed and delivered as to   TENANT:
Landlord on this 15th  day of        L.A.T. SPORTSWEAR, INC. DBA
         July              , 1999,   FULL LINE DISTRIBUTORS
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in the presence of:

/s/ Edward Russ                      BY:    /s/ Gina Watson McElroy
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Witness

/s/ Diane L. Easton                  Title: Exec. V. P. Operations
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Notary Public
                                       (CORPORATE SEAL)
Commission
Expires: June 8, 2002
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Date Signed:      7-15-99
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